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                                                                Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports, dated July 28, 1997, included in Sara Lee Corporation's Annual Report on Form 10-K for the fiscal year ended June 28, 1997 and to all references to our Firm included in this registration statement.

                                       ARTHUR ANDERSEN LLP


Chicago, Illinois
November 25, 1997